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                                                                  Exhibit 10.8




             RESOLUTION OF MONSANTO COMPANY BOARD OF DIRECTORS
                          adopted April 25, 1997

RESOLVED that, effective immediately, Article II of the Non-Employee Directors Stock Plan shall be amended to add a new Section 5 as follows:

      Section 5. Suspension of Grants. Notwithstanding anything to the contrary herein, no Grants of Shares shall be made on or after April 25, 1997, until further action by the Board.